                                                                  Exhibit 10.4

        AMENDED AND RESTATED ST. JOHN KNITS INTERNATIONAL, INCORPORATED
                            1999 STOCK OPTION PLAN


          ST. JOHN KNITS INTERNATIONAL, INCORPORATED, a Delaware corporation (together with its successors, the "Company"), has determined that the establishment and maintenance of this Stock Option Plan for key employees of, directors of, and consultants to, the Company and its affiliates is in the best interest of the stockholders of the Company. The purposes of this Plan are as follows:

          To further the growth, development and financial success of the Company by providing additional incentives to certain of its key employees, directors and consultants by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

          To enable the Company to obtain and retain the services of key employees, directors and consultants considered essential to the long range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under Options.

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          Section 1.1 - General.  Whenever the following terms are used in this
          -----------   -------
Plan they shall have the meaning specified below unless the context clearly indicates to the contrary.

          Section 1.2 - Board. "Board" shall mean the Board of Directors of the
          -----------   -----
Company.

          Section 1.3 - Code.  "Code" shall mean the Internal Revenue Code of
          -----------   ----
1986, as amended.

          Section 1.4 - Committee.  "Committee" shall mean the Compensation
          -----------   ---------
Committee of the Board determined as provided in Section 6.1.

          Section 1.5 - Common Stock.  "Common Stock" shall mean the common
          -----------   ------------
stock, par value $0.01 per share, of the Company.

          Section 1.6 - Common Stock Equivalents.  "Common Stock Equivalents"
          -----------   ------------------------
shall mean any stock, warrants, rights, calls, options or other securities exchangeable or exercisable for or convertible into Common Stock.

          Section 1.7 - Grant Date.  "Grant Date" shall mean the date on which
          -----------   ----------
an Option is granted under the Plan.

         Section 1.8 - Option.  "Option" shall mean an option granted under the
          -----------   ------
Plan to purchase Common Stock. Options include only options which are not intended to be "incentive stock options" under Section 422 of the Code.

          Section 1.9 - Option Price.  "Option Price" shall have the meaning
          -----------   ------------
given in Section 4.2.

          Section 1.10 - Optionee.  "Optionee" shall mean a Participant to whom
          ------------   --------
an Option is granted under the Plan.

          Section 1.11 - Participant.  "Participant" shall mean any employee of,
          ------------   -----------
director of, or consultant to the Company or any of its affiliates who is selected by the Committee to participate in the Plan.

          Section 1.12 - Permitted Transferee.  "Permitted Transferee" shall
          ------------   --------------------
have the meaning set forth in the Option Agreement.

          Section 1.13 - Plan.  "Plan" shall mean the Amended and Restated St.
          ------------   ----
John Knits International, Incorporated 1999 Stock Option Plan.

          Section 1.14 - Pronouns.  The masculine pronoun shall include the
          ------------   --------
feminine and neuter and the singular shall include the plural, where the context so indicates.

          Section 1.15 - Secretary.  "Secretary" shall mean the Secretary of the
          ------------   ---------
Company.

          Section 1.16 - Stock Option Agreement.  "Stock Option Agreement" shall
          ------------   ----------------------
mean any agreement between the Optionee and the Company providing for the granting of an Option.

          Section 1.17 - Termination of Employment.  "Termination of Employment"
          ------------   -------------------------
shall mean the time when the Optionee's employment with the Company is terminated for any reason whatsoever. The Board, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, all questions of whether particular leaves of absence constitute Terminations of Employment. In the case of a Participant who is not an employee of the Company or any of its affiliates, "employment" shall mean the rendering of substantial services to the Company or any of its affiliates.

                                  ARTICLE II

                            SHARES SUBJECT TO PLAN
                            ----------------------

          Section  2.1 - Shares Subject to Plan.  The shares of capital stock
          ------------   ----------------------
subject to Options shall be shares of Common Stock of the Company. The aggregate number of shares of Common Stock which may be issued upon exercise of Options under the Plan shall not exceed 727,360.

          Section 2.2 - Unexercised Options.  If any Option expires or is
          -----------   -------------------
canceled without having been fully exercised the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

          Section 2.3 - Changes in Common Stock.  If the outstanding shares of
          -----------   -----------------------
Common Stock are hereafter changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company, or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustment of the limitations of Section 2.1 on the maximum number and kind of shares which may be issued upon exercise of Options.


                                  ARTICLE III

                              GRANTING OF OPTIONS
                              -------------------

          Section 3.1 - Eligibility.  Any Participant shall be eligible to be
          -----------   -----------
granted Options.

          Section 3.2 - Granting of Options.  The Committee shall from time to
          -----------   -------------------
time, in its absolute discretion:

               (i) determine which Participants shall be granted Options under the Plan; and

               (ii) determine the number of shares to be subject to such Options granted to such Participants; and

               (iii) determine the terms and conditions of such Options, consistent with the Plan; and

               (iv) establish such conditions as to the manner of exercise of such Options as it may deem necessary, including but not limited to requiring Optionees to enter into agreements regarding transferability and other restrictions with respect to shares issuable upon exercise of such Options.


                                  ARTICLE IV

                               TERMS OF OPTIONS
                               ----------------

          Section 4.1  - Option Agreement.  Each Option shall be evidenced by a
          ------------   ----------------
written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company, and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

          Section 4.2  - Option Price.  The price per share of the Common Stock
          ------------   ------------
subject to each Option shall be set by the Committee on the Grant Date and may be at, above or below the fair market value (but not below par value) of a share of Common Stock.

          Section 4.3  - Commencement of Exercisability.  Subject to the
          ------------   ------------------------------
provisions of Section 7.2, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Stock Option Agreement; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Section 7.2, accelerate the time at which such Option or any portion thereof may be exercised.

          Section 4.4  - Expiration of Options.  The Committee shall provide, in
          ------------   ---------------------
the terms of each individual Stock Option Agreement, when such Option expires and becomes unexercisable, except that no Option may be exercised to any extent by anyone after, and every Option shall expire no later than, the expiration of ten (10) years and one (1) day from the Grant Date.

          Section 4.5  - Adjustments in Outstanding Options.  If the outstanding
          ------------   ----------------------------------
shares of Common Stock subject to Options are, from time to time, changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company, or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, the Committee shall make an appropriate adjustment in the aggregate number and kind of shares which may be issued pursuant to Section 2.1 hereof and the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option Price per share.

          Section 4.6  - Merger, Consolidation, Exchange, Acquisition,
          ------------   ---------------------------------------------
Liquidation or Dissolution.  In its absolute discretion, and on such terms and
--------------------------
conditions as it deems appropriate, coincident with or after the grant of any Option, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation of 80% or more of the Company's then outstanding shares of voting stock or the liquidation or dissolution of the Company, and if the Committee so provides, it will also provide either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, exchange, acquisition, liquidation or dissolution, that, for ten business days prior to such event, such Option shall be exercisable as to all shares subject thereto, notwithstanding anything to the contrary in Section 4.3 or in any installment provisions of such Option (but subject to the provisions of Section 4.4) and that, upon the occurrence of such event, such Option shall terminate and be of no further force or effect; provided, however, that the Committee may also provide, in its absolute discretion, that even if the Option shall remain exercisable after any such event, from and after such event, any such Option shall be exercisable only for the kind and amount of securities and other property (including cash), or the cash equivalent thereof, receivable as a result of such event by the holder of a number of shares of stock for which such Option could have been exercised immediately prior to such event.

                                   ARTICLE V

                              EXERCISE OF OPTIONS
                              -------------------

          Section 5.1 - Persons Eligible to Exercise.  During the lifetime of
          -----------   ----------------------------
the Optionee, only he or his guardian may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.6, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

          Section 5.2 - Partial Exercise.  At any time and from time to time
          -----------   ----------------
prior to the time when any exercisable Option or exercisable portion thereof expires or becomes unexercisable under Section 4.4 or Section 4.6, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of any Option, require any partial exercise to be with respect to a specified minimum number of shares.

          Section 5.3 - Manner of Exercise.  An exercisable Option, or any
          -----------   ------------------
exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4 or Section 4.6:

          (i) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion thereof is exercised; and

          (ii) Full payment of the Option Price (in cash or by check) for the shares with respect to which such Option or portion thereof is thereby exercised, together with payment or arrangement for payment of any federal income or other tax required to be withheld by the Company with respect to such shares; and

          (iii) Such representations and documents as the Committee reasonably deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal, state or foreign securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates, issuing stop-transfer orders transfer agents and registrars and requiring execution of an agreement as described in Section 5.5 hereof; and

          (iv) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

          Section 5.4 - Rights as Stockholders.  The holders of Options shall
          -----------   ----------------------
not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders and the Company agrees to issue any such certificates on a timely basis.

          Section 5.5 - Transfer Restrictions.  The transferability of the
          -----------   ---------------------
shares of Common Stock purchasable upon the exercise of any part of an Option shall be subject to the restrictions which are set forth in the Stock Option Agreement, any agreement referred to in Section 7.3 and any agreement referenced in any thereof.


                                  ARTICLE VI

                                ADMINISTRATION
                                --------------

          Section 6.1  - Committee.  The Committee, when appointed by the Board,
          ------------   ---------
shall consist of at least three Directors and shall serve at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board. In the event that the Board does not specifically appoint a Committee hereunder, the Board shall be deemed to be the Committee for purposes of administration of the Plan and all references herein to the Committee shall be deemed to be references to the Board acting with respect to the Plan in lieu of the Committee.

          Section 6.2  - Duties and Powers of Committee.  It shall be the duty
          ------------   ------------------------------
of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent herewith and to interpret, amend or revoke any such rules. Any such interpretations and rules shall be consistent with the basic purpose of the Plan to grant Options. The Board may, in its absolute discretion, at any time and from time to time, exercise any and all rights and duties of the Committee under the Plan.

          Section 6.3  - Majority Rule.  The Committee shall act by a majority
          ------------   -------------
of its members in office and the Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by a majority of the Committee.

          Section 6.4  - Compensation; Professional Assistance; Good Faith
          ------------   -------------------------------------------------
Actions.  Members of the Committee shall not receive compensation for their
-------
services as members, but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons in connection with the administration of the Plan. The Committee, the Company and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.


                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          Section 7.1   - Options Not Transferable.  No Option or interest or
          -------------   ------------------------
right therein shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law or by judgment, levy, attachment, garnishment or any other legal or equitable proceeding (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers otherwise permitted by any Stock Option Agreement, by will or by the applicable laws of descent and distribution.

          Section 7.2   - Amendment, Suspension or Termination of the Plan.  The
          -------------   ------------------------------------------------
Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within 12 months before or after the action by the Committee, no action of the Committee or the Board may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued upon exercise of Options or extend the limit imposed in this Section 7.2 on the period during which Options may be granted. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the date the Plan is adopted or the date the stockholders of the Company approve this Plan, if earlier.

          Section 7.3   - Securityholder Agreements.  Except as otherwise
          -------------   -------------------------
consented to in writing by the Board of Directors of the Company, prior to the grant of any Option hereunder, the Optionee shall become a party to all voting agreements, stock transfer agreements, registration rights agreements and other securityholder agreements to which any holder of Common Stock or Common Stock Equivalents is a party, as provided therein. Any Permitted

Transferee of the Optionee shall become a party to such agreements and shall be bound by the terms thereof as provided therein.

          Section 7.4   - Effect of Plan Upon Other Compensation Plans.  The
          -------------   --------------------------------------------
adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company to establish any other forms of incentives or compensation for Participants of the Company; or to grant or assume options or other awards otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or other awards in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

          Section 7.5   - No Right to Continue in Employment.  Nothing in this
          -------------   ----------------------------------
Plan or in any Stock Option Agreement hereunder shall confer upon any Participant any right to continue in the employ or service of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without good cause.

          Section 7.6   - Titles.  Titles are provided herein for convenience
          -------------   ------
only and are not to serve as a basis for interpretation or construction of the Plan.

          I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of the Company on May 12, 2000.

          Executed on this  15th day of May, 2000.



                                      /s/ Marie Gray
                                     -----------------------------
                                                         Secretary